EXHIBIT 99.1
USD 000's

Segment net sales reclassification quarter ended March 31, 2010	As previously reported	Effect of change in reportable segments	Segment totals based on 2011 classification

Paper Machine Clothing	$144,408	$2,329	$146,737
Albany Door Systems	33,755	-	33,755
Engineered Fabrics	21,441	(2,329)	19,112
Engineered Composites	8,641	-	8,641
PrimaLoft® Products	5,628	-	5,628

Total	$213,873	-	$213,873

USD 000's

Segment operating income reclassification quarter ended March 31, 2010	As previously reported	Effect of change in reportable segments	Segment totals based on 2011 classification

Paper Machine Clothing	$26,797	$864	$27,661
Albany Door Systems	2,884	-	2,884
Engineered Fabrics	2,521	(864)	1,657
Engineered Composites	(2,229)	-	(2,229)
PrimaLoft® Products	2,069	-	2,069
Research expense	(5,811)	-	(5,811)
Unallocated expenses	(16,470)	-	(16,470)

Total	$9,761	-	$9,761

USD 000's

Segment net sales reclassification	As previously	Effect of change in	Segment totals based
quarter ended June 30, 2010	reported	reportable segments	on 2011 classification

Paper Machine Clothing	$150,755	$2,907	$153,662
Albany Door Systems	33,792	-	33,792
Engineered Fabrics	23,939	(2,907)	21,032
Engineered Composites	10,870	-	10,870
PrimaLoft® Products	8,094	-	8,094

Total	$227,450	-	$227,450

USD 000's

Segment operating income reclassification quarter ended June 30, 2010	As previously reported	Effect of change in reportable segments	Segment totals based on 2011 classification

Paper Machine Clothing	$37,544	$1,031	$38,575
Albany Door Systems	2,339	-	2,339
Engineered Fabrics	4,866	(1,031)	3,835
Engineered Composites	(1,989)	-	(1,989)
PrimaLoft® Products	2,926	-	2,926
Research expense	(7,132)	-	(7,132)
Unallocated expenses	(14,774)	-	(14,774)

Total	$23,780	-	$23,780

USD 000's

Segment net sales
reclassification quarter ended	As previously reported	Effect of change in reportable segments	Segment totals based on 2011 classification
September 30, 2010

Paper Machine Clothing	$155,008	$2,461	$157,469
Albany Door Systems	36,247	-	36,247
Engineered Fabrics	20,961	(2,461)	18,500
Engineered Composites	10,585	-	10,585
PrimaLoft® Products	5,613	-	5,613

Total	$228,414	-	$228,414

USD 000's

Segment operating income reclassification quarter ended September 30, 2010	As previously reported	Effect of change in reportable segments	Segment totals based on 2011 classification

Paper Machine Clothing	$38,916	$1,268	$40,184
Albany Door Systems	2,490	-	2,490
Engineered Fabrics	2,391	(1,268)	1,123
Engineered Composites	(2,637)	-	(2,637)
PrimaLoft® Products	1,264	-	1,264
Research expense	(6,330)	-	(6,330)
Unallocated expenses	(17,942)	-	(17,942)

Total	$18,152	-	$18,152

USD 000's

Segment net sales reclassification quarter ended December 31, 2010	As previously reported	Effect of change in reportable segments	Segment totals based on 2011 classification

Paper Machine Clothing	$163,339	$2,348	$165,687
Albany Door Systems	44,793	-	44,793
Engineered Fabrics	21,169	(2,348)	18,821
Engineered Composites	11,771	-	11,771
PrimaLoft® Products	3,547	-	3,547

Total	$244,619	-	$244,619

USD 000's

Segment operating income
reclassification quarter ended	As previously	Effect of change in	Segment totals based
December 31, 2010	reported	reportable segments	on 2011 classification

Paper Machine Clothing	$49,102	$1,037	$50,139
Albany Door Systems	4,884	-	4,884
Engineered Fabrics	3,524	(1,037)	2,487
Engineered Composites	(2,321)	-	(2,321)
PrimaLoft® Products	351	-	351
Research expense	(6,791)	-	(6,791)
Unallocated expenses	(19,258)	-	(19,258)

Total	$29,491	-	$29,491

USD 000's

Segment net sales
reclassification year ended	As previously	Effect of change in	Segment totals based
December 31, 2010	reported	reportable segments	on 2011 classification

Paper Machine Clothing	$613,510	$10,045	$623,555
Albany Door Systems	148,587	-	148,587
Engineered Fabrics	87,510	(10,045)	77,465
Engineered Composites	41,867	-	41,867
PrimaLoft® Products	22,882	-	22,882

Total	$914,356	-	$914,356

USD 000's

Segment operating income
reclassification year ended	As previously	Effect of change in	Segment totals based
December 31, 2010	reported	reportable segments	on 2011 classification

Paper Machine Clothing	$152,359	$4,200	$156,559
Albany Door Systems	12,597	-	12,597
Engineered Fabrics	13,302	(4,200)	9,102
Engineered Composites	(9,176)	-	(9,176)
PrimaLoft® Products	6,610	-	6,610
Research expense	(26,064)	-	(26,064)
Unallocated expenses	(68,444)	-	(68,444)

Total	$81,184	-	$81,184

USD 000's

Segment net sales
reclassification year ended	As previously	Effect of change in	Segment totals based
December 31, 2009	reported	reportable segments	on 2011 classification

Paper Machine Clothing	$598,590	$11,308	$609,898
Albany Door Systems	133,423	-	133,423
Engineered Fabrics	86,216	(11,308)	74,908
Engineered Composites	33,824	-	33,824
PrimaLoft® Products	18,992	-	18,992

Total	$871,045	-	$871,045

USD 000's

Segment operating income
reclassification year ended	As previously	Effect of change in	Segment totals based
December 31, 2009	reported	reportable segments	on 2011 classification

Paper Machine Clothing	$37,530	$5,094	$42,624
Albany Door Systems	(259)	-	(259)
Engineered Fabrics	8,141	(5,094)	3,047
Engineered Composites	(6,653)	-	(6,653)
PrimaLoft® Products	3,689	-	3,689
Research expense	(23,849)	-	(23,849)
Unallocated expenses	(56,797)	-	(56,797)

Total	($38,198)	-	($38,198)